Investor Presentation Second Quarter 2024 Quarterly Highlights Filed by Ambac Financial Group, Inc. pursuant to Rule 14a-12 under the Securities Exchange Act of 1934 Subject Company: Ambac Financial Group, Inc. Commission File No.: 1-10777 Date: August 5,2024

2 Forward Looking Statement In this presentation, we have included statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report. Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the high degree of volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; (3) inadequacy of reserves established for losses and loss expenses and the possibility that changes in loss reserves may result in further volatility of earnings or financial results; (4) potential for rehabilitation proceedings or other regulatory intervention or restrictions against AAC; (5) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (6) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (7) AAC’s inability to generate the significant amount of cash needed to service its debt and financial obligations, and its inability to refinance its indebtedness; (8) AAC’s substantial indebtedness could adversely affect the Company’s financial condition and operating flexibility; (9) Ambac may not be able to obtain financing, refinance its outstanding indebtedness, or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (10) greater than expected underwriting losses in the Company’s specialty property and casualty insurance business; (11) failure of specialty insurance program partners to properly market, underwrite or administer policies; (12) inability to obtain reinsurance coverage on expected terms; (13) loss of key relationships for production of business in specialty property and casualty and insurance distribution businesses or the inability to secure such additional relationships to produce expected results; (14) the impact of catastrophic public health, environmental or natural events, or global or regional conflicts; (15) credit risks related to large single risks, risk concentrations and correlated risks; (16) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (17) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (18) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (19) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (20) disagreements or disputes with Ambac's insurance regulators; (21) loss of control rights in transactions for which we provide financial guarantee insurance; (22) inability to realize expected recoveries of financial guarantee losses; (23) risks attendant to the change in composition of securities in Ambac’s investment portfolio; (24) adverse impacts from changes in prevailing interest rates; (25) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisitions; (26) factors that may negatively influence the amount of installment premiums paid to Ambac; (27) the risk of litigation, regulatory inquiries, investigations, claims or proceedings, and the risk of adverse outcomes in connection therewith; (28) the Company’s ability to adapt to the rapid pace of regulatory change; (29) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (30) system security risks, data protection breaches and cyber attacks; (31) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (32) failures in services or products provided by third parties; (33) political developments that disrupt the economies where the Company has insured exposures; (34) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (35) fluctuations in foreign currency exchange rates; (36) failure to realize our business expansion plans or failure of such plans to create value; (37) greater competition for our specialty property and casualty insurance business and/or our insurance distribution business; (38) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (39) disintermediation within the insurance industry or greater competition from technology-based insurance solutions or non-traditional insurance markets; (40) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; (41) failure to consummate the proposed sale of all of the common stock of AAC and the transactions contemplated by the related stock purchase agreement (the “Sale Transactions”) in a timely manner or at all; (42) potential litigation relating to the proposed Sale Transactions; (43) disruptions from the proposed Sale Transactions that may harm Ambac’s business, including current plans and operations; (44) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Sale Transactions; (45) difficulties in integrating acquired businesses into our business; and (46) other risks and uncertainties that have not been identified at this time.

Overview

Ambac Financial Group, Inc. (NYSE: AMBC) is a specialty insurance holding company headquartered in New York City with shareholders' equity of $1.37 billion[1]. Ambac's core operating business is a growing specialty P&C distribution and program underwriting platform. Ambac also has a legacy financial guarantee business in run-off which we have agreed to sell to funds managed by Oaktree Capital Management, pending regulatory and shareholder approval.

Ambac Financial Group's Reporting Segments		
Cirrata	**Everspan**	**Ambac Assurance and Ambac UK**
Insurance Distribution	Specialty Property & Casualty Insurance	Legacy Financial Guarantee Insurance
Insurance Distribution Segment[2]	*Specialty Property & Casualty Insurance Segment*[2]	*Legacy Financial Guarantee Insurance Segment*[2]

1. Ambac common stockholders' equity as of June 30, 2024. Refer to page 14 for pro forma of shareholders' equity as if the sale of AAC occurred on June 30, 2024.
2. As reported in most recent Form 10-K

3

Ambac

4 Our Vision: Create the Premier Destination for MGAs Become the premier pure- play MGA platform specialist attracting high quality, entrepreneurial talent Direct exposure into the growing and dynamic global MGA and E&S program market Superior return profile compared to general P&C Goal Opportunity Outcome

5 Well Positioned to Compete in the Program & MGA Sector Permanent Capital Partnership Model MGA/Program Pure-Play Risk & Control Environment Nimble Structure Private Equity Roll-ups Large, Publicly Traded Brokers Large Private Consolidators Strengthened capital and strategic position supports profile as an attractive destination for MGAs/MGUs

2024 Strategic Priorities

AFG	Everspan Insurance	Cirrata	Legacy Financial Guarantee
• Grow and maximize shareholder value over medium and long term • Strategically deploy capital to support and expand the Specialty P&C Platform • Initiate share repurchase program following LFG sale	• GPW +$400 million forecast in 2024[1,2] • Target Underwriting profitability • Target mid-teens ROE at scale and over the cycle[1,2] • Mid-single digit ROE in 2024[1,2]	• Premiums placed +$300 million forecast in 2024[1,2] • Target +$60 million revenue in 2024[1,2] • Strive for double-digit organic growth • Target +20% EBITDA margins[1]	• Complete the sale to Oaktree Capital Management
Increasing Enterprise Value	**Compounding Book Value**	**Accelerating EBITDA Growth**	**Maximizing Economic Value**

Delivering Long-Term Value Through Re-deployment of Capital and Profitable Growth

1. Forward looking targets and projections subject to change. Targets and projections may not be realized and are not meant to provide guarantees of performance. Please refer to Ambac's most recent quarterly and annual reports on forms 10-Q and 10-K for more information about Ambac's business and related risk factors
2. Subject to market conditions

6

Ambac

7 Ambac Acquired Beat Capital Partners effective July 31, 2024 1. Represents management forecasts, which are subject to market conditions, risk factors described in Ambac's Annual Report on Form 10-K filed with the SEC on February 27, 2024, and changes in the views of management. Actual results may differ materially. 2. British Pounds to US Dollar at $1.27 A Leading London-Based Underwriting & MGA Platform $90M Revenue1,2,3 in ’24E $27M of EBITDA1,2,3,4 Insurance Distribution $68M Revenue in ’24E1 $13M of EBITDA1,4 Combining Cirrata & Beat Capital Creates 2024E Combined1 ~$1 billion of GWP4,5 ~$150 million of revenue ~25% EBITDA margins4 Acquired a 60% controlling interest in Beat from Bain Capital and Beat Management for $278M 3. Preliminary estimated US GAAP equivalent 4. Refer to slides 27 & 28 for a reconciliation of Non-GAAP financial measures 5 Gross Written Premiums

Beat Capital has a Strong Performance History

cirrata

Beat's track record on Gross Written Premium ("GWP"), revenue, and EBITDA has demonstrated strong, consistent growth


Beat
Capital Partners
EBITDA
$Millions
$12
$14
$17
2021
2022
2023
2021 2022 2023

EBITDA CAGR from 2021 to 2023

	Stated	Non-FX Adjusted
EBITDA[1,2,3]:	~19.4%	~25.6%
EBITDA[1,2,3] ex-startup costs:	~26.5%	~33.3%

- Anticipated EBITDA Margin expansion of ~250bps over this same period
- EBITDA includes de novo startup costs, estimated at $1.4MM, $5.0MM and $4.4MM for 2021, 2022 and 2023, respectively

1. All amounts are shown on or sourced from a US GAAP equivalent basis. Refer to the Form 8-K filed on August 2, 2024, for 2022 and 2023 audited financial information.
2. Refer to slide 28 for a reconciliation of Non-GAAP financial measures.
3. For comparative purposes, 2021 EBITDA excludes the operations of Tarian which was sold that year

8

Ambac

9 Majority owned MGAs are high margin businesses that generate predictable recurring fee-based income $117 $135 $231 $118 $144 Employee stop loss Limited & Short-term medical Specialty commercial auto Professional liability Marine Other 2021 2022 2023 1H 2023 1H 2024 $0 $50 $100 $150 $200 $250 $300 Net commissions EBITDA 2021 2022 2023 1H 2023 1H 2024 $0 $5 $10 $15 $20 $25 Cirrata: Insurance Distribution • Closed the Beat Capital acquisition effective July 31, 2024 • With the addition of Beat operating 16 MGAs, with a ~$1 billion controlled premium base on full year 2024E • $53 million of premium placed in 2Q24 an increase of 31% over 2Q23 • $13 million of total revenue in 2Q24, an increase of $3 million over 2Q23 • Pre-tax income of $5.1 million at a 16.4% margin YTD 2024, compared to $4.2 million and 17.2% the prior year • YTD 2024 EBITDA of $7.4 million2,3 (EBITDA Margin1 of 23.7% vs. 25.2% the prior year), an increase of 19.1% from $6.3 million in YTD 2023 Premium Placed by Line ($ in millions) Net Commissions & EBITDA1,3 ($ in millions) 1. EBITDA Margin calculated as EBITDA/Total (Segment) Revenue 2. EBITDA is prior to the impact of noncontrolling interests, relating to subsidiaries where Ambac does not own 100%, of $0.4 and $0.3 for the three months ended June 30, 2024 and 2023, respectively. 3. Refer to slides 26 for a reconciliation of Non-GAAP financial measures

10 USA Property, Liability, Motor Property, Liability NA Property Energy / Property Multiline P&C Accident & Health Accident & Health Specialty Commercial Auto Marine Professional Liability Financial & Professional Liability Cirrata’s 16 Operating MGAs Professional Indemnity Upstream / Downstream Energy Credit & Risk Transfer Solutions Environmental Liability D&O and Credit

11 • $111 million of GPW in 2Q24 up 109% vs. 2Q23 • GPW split E&S vs Admitted ◦ 2Q24: 66% vs 34%; in 2023: 61% vs 39% • 23 MGA programs including 1 new program signed during 2Q24 • 78.2% Accident year loss ratio in 2Q24 vs. 69.5% in 2Q23 with nearly half of this change stemming from a 4.2% adjustment to 1Q24 loss picks • Shareholders’ Equity: $122 million1 • Statutory Surplus: $106 million 2Q2024 2Q2023 (G P W in m ill io ns ) (P rogram #)7 14 23 16 23 Gross Written Premiums Number of Programs 2021 2022 2023 1H 2023 1H 2024 $0 $50 $100 $150 $200 $250 $300 $350 4 6 8 10 12 14 16 18 20 22 24 26 28 23% 1% 21% 20% 8% 11% 6% 11% Comm’l auto liability Comm’l auto physical damage General liability Excess liability Workers Compensation Non-standard auto Surety Other 54% 8% 9% 17% 10% 2% Comm’l auto liability Comm’l auto physical damage General liability Excess liability Surety Other Everspan: Specialty P&C Program Insurer Everspan has assembled a ‘Best-in-Class’ team of Specialty P&C program insurance executives with deep experience scaling businesses Gross Premium Written (GPW) and Number of Programs GPW by Line of Business 1. Ambac Stockholders’ Equity as shown on slide 20

12 1Q224Q213Q21 4Q22 Everspan’s Select Program Partnerships 2Q22 4Q22 1Q231Q23 3Q22 4Q22 4Q22 2Q23

13 • Combined Ratio of 104.0% improved from 117.1% in 1H23 driven by the continued benefit of expense normalization from scale and the positive impact of sliding scale commissions • Loss Ratio of 80.5% in 1H24 vs. 70.4% in 1H23 - driven mainly by increased commercial auto frequency; does not reflect the benefit from sliding scale commission adjustments which partially mitigated the increase • Everspan’s underwriting philosophy is focused on careful selection of program partners through robust diligence process • Rigorous review process, combined with the ability to retain meaningful risk being underwritten, creates an alignment of interests across the value chain Everspan: Underwriting Strategy Everspan’s disciplined underwriting strategy begins with its rigorous program partner selection process Combined Ratio 157% 106% 117% 104% 71% 65% 71% 70% 81% 1247.1% 91% 36% 47% 24% Loss Ratio Expense Ratio(1) 2021 2022 2023 1H 2023 1H 2024 —% 20% 40% 60% 80% 100% 120% 140% 160% 180% 200% 220% 240% 1. Expense Ratio is defined as acquisition costs, including the benefit of sliding scale commissions, and general and administrative expenses, reduced by program fees divided by net premiums earned

14 Insurance Distribution Insurance Distribution Segment2 AAC Sale Key Transaction Details Overview Financial Impact Use of Proceeds 9.9% equity warrants issued to buyer priced at $18.50 per share Selling 100% of AAC to Oaktree Estimated closing 4Q24 or 1Q25 $420M cash sale price with potential upward adjustments1 AFG Pro-forma Book Value $849M1, 2 Costs and expenses related to the sale Repay all or a portion of the Beat acquisition Funding Initiate a share repurchase program Consolidated leverage reduced by $1,015M of long-term debt3 + $114M of AMPS3 $19B reduction of insured risk (net par outstanding) AFG preserves ~$1.3B of NOLs General corporate purposes, including future obligations to acquire additional non-controlling interests in Cirrata MGAs 1. See the Stock Purchase Agreement included as Exhibit 2.1 to the Current Report on Form 8-K/A filed with the SEC on June 5, 2024 for more detail. 2. Pro forma if the transaction closed on June 30, 2024. See page 23 of this Investor Presentation. 3. Transfer with AAC post sale

15 Estimated Sources and Uses of Funds Summary (in millions) Sources Notes SOURCES AFG Cash and Short-Term Investments 06/30/24 $171 AAC sale proceeds $420 Assumes sale of AAC closes 12/31/24 Debt facility and Co-Investment Proceeds $212 Total Sources $803 USES Beat acquisition ($249) Closed 8/1/24, effective 7/31/24 Debt and Co-investment Repayment ($220) Assumes sale of AAC closes 12/31/24 Operating expenses (net), including Beat and AAC transaction costs and taxes ($45) Capital investments (cap-ex, De-Novo, other investments) ($3) Based on contractual commitments and estimated. cap-ex Total Uses ($517) Cash Reserve ($50) AFG Cash and Short-Term Investments (net of cash reserve) 12/31/24 $236 Capital Management ($50) AFG Cash and Short-Term Investments 12/31/24 net of Capital Managment $186 • AFG is committed to maximizing long- term shareholder value through prudent capital management. As a growth company in specialty property and casualty insurance, we continue to seek to build value through acquisitions and development of de novo businesses • Non-Controlling Interests - AFG has obligations to fund minority interest puts, if exercised, related to acquired MGAs over the next five years that may range from $250M-$370M depending on the timing of such puts and the performance of each business ◦ AFG may also voluntarily call these minority interests

Ambac's Key Components of Value

Growing Fee & Underwriting Businesses

AFG	+	Everspan Insurance	+	Cirrata	+	Legacy Financial Guarantee
• Minority investments in insurance services businesses • $1.6b of NOLs • Announced up to $50 million[2] share repurchase following the close of the sale of LFG		• $376 million of GPW TTM • 23 programs including 1 new program this quarter • ~2/3 of business are E&S lines of business		• $256 million of TTM placed premium • Acquired 60% interest in Beat Capital Partners on 8/1/24 • $58 million of TTM revenue • Attractive TTM EBITDA margins of over 20%[3]		• Announced sale to investment funds managed by Oaktree Capital Management
$202m of Net Assets ***Valuation ~ Fair Market Value of Assets***		$122m Book Value[1] ***Valuation ~ Specialty P&C Insurer BV or EPS multiple***		$13m Total TTM EBITDA ***Valuation ~ Insurance Broker EBITDA multiple***		$420M Agreed Sale Price ***Cash Value***

Ambac's Business at Various Stages of Evolution Support a Sum-of-the-Parts Valuation

1. Book value is Ambac Stockholders' Equity as shown on slide 20
2. Depending on market conditions
3. EBITDA Margin calculated as EBITDA/Total (Segment) Revenue

16

Ambac

2Q24 Financial Review

2Q24 Consolidated Financial Overview

($ in millions, except per share amounts)		2Q2024		2Q2023		Year Ended December 31, 2023		2022
Net income (loss) attributable to common stockholders	$	(0.7)	$	(13.1)	$	3.6	$	522.4
Net income (loss) per diluted share [(1)]		(0.02)		(0.29)		0.18		11.31
Adjusted net income (loss) attributable to common stockholders [(2)]		8.3		3.4		93.4		495.0
Adjusted net income (loss) per diluted share [(1, 2)]	$	0.18	$	0.07	$	2.11	$	10.72

($ in millions, except per share amounts)		2Q2024		1Q2024
Ambac Financial Group Inc. stockholders' equity (book value)	$	1,368.1	$	1,365.2
Book value per share		30.25		30.19
Adjusted book value [(2)]		1,321.8		1,313.1
Adjusted book value per share [(2)]	$	29.23	$	29.03

1. Per Diluted share includes the impact of adjusting redeemable noncontrolling interests to current redemption value
2. Adjusted net income (loss) and adjusted book value are non-GAAP financial measures of financial performance or financial position that excludes (or includes) amounts that are included in (or excluded from) net income attributable to common stockholders for Adjusted Net Income (Loss) and Total Ambac Financial Group, Inc. stockholders' equity for Adjusted Book Value. A reconciliation between both financial measures can be found in Ambac's 2Q24 Earnings Release included in Ambac's Current Report on Form 8-K filed with the SEC on August 5, 2024 and at the end of this document

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Ambac

Ambac's Operating Segment Highlights

($ in millions)	Legacy Financial Guarantee Insurance	Specialty Property & Casualty Insurance	Insurance Distribution	Corporate & Other	Consolidated
Three Months Ended June 30, 2024					
Gross premiums written	$ 1.9	$ 111.2			$ 113.1
Net premiums written	1.5	32.3			33.8
Total revenues	53.5	31.8	$ 13.3	$ 5.9	104.5
Total expenses	40.4	32.9	12.0	17.2	102.6
Pretax income (loss)	13.1	(1.1)	1.3	(11.3)	2.0
EBITDA[(1)]	36.3	(1.1)	2.4	(11.0)	26.6
Ambac Stockholders' Equity [(2)]	939.5	121.8	104.6	202.2	1,368.1
Non-redeemable noncontrolling interest	50.9	—			50.9
GAAP equity	$ 990.4	$ 121.8	$ 104.6	$ 202.2	$ 1,419.0
Three Months Ended June 30, 2023					
Gross premiums written	$ 1.5	$ 53.2			$ 54.7
Net premiums written	(54.0)	9.1			(44.9)
Total revenues	39.4	10.7	$ 10.1	$ 2.1	62.2
Total expenses	47.1	10.8	9.4	5.9	73.3
Pretax income (loss)	(7.7)	(0.1)	0.7	(3.9)	(11.1)
EBITDA[(1)]	14.2	(0.1)	1.6	(3.8)	11.8
Ambac Stockholders' Equity[(2)]	823.4	111.5	92.4	222.7	1,249.9
Non-redeemable noncontrolling interest	50.9	2.0			52.9
GAAP equity	$ 874.3	$ 113.5	$ 92.4	$ 222.7	$ 1,302.9

1. See slide 27 for EBITDA reconciliation to Net income (loss)
2. Represents the consolidated share of Ambac stockholders equity for each Segment and includes intercompany eliminations

19

Ambac

20 2Q24 vs 2Q23 - Key Consolidated Financial Metrics (in m ill io ns ) $33 $5 $36 $4 $13 $(18) $(47) $(16) $(1) $8 $15 $4 $35 $(3) $— $(7) $(36) $(16) $(13) $3 2Q24 2Q23 Net premiums earned Net Commission Income Net investment income (loss) Net investment gains (losses), including impairments Net gain on termination of postretirement plan Loss and expense benefit (expense) General and administrative expenses Interest expense Net income (loss) attributable to common stockholders Adjusted net income (loss)(1) $(100) $(50) $— $50 1. Adjusted net income is a non-GAAP financial measure of financial position that excludes (or includes) amounts that are included in (or excluded from) net income which is presented in accordance with GAAP. A reconciliation to Net income (loss) attributable to common shareholders can be found in Ambac’s 2Q24 Earnings Release, included in Ambac’s Current Report on Form 8-K filed with the SEC on August 5, 2024 and at the end of this document

21 Net Investment Income & Invested Assets as of June 30, 2024 26% 5% 12% 35% 1% 21% MBS and ABS U.S. Government obligations Short-term Municipal, corporate & foreign obligations Fixed maturity-trading Other investments 70% 25% 5% Alternative fixed income & hedge funds Equity & equity linked Other investments ($ in m illi on s) Available-for-sale Pooled funds and other 2Q2024 2Q2023 $— $10 $20 $30 $40 $50 Net Investment Income (Loss) Total Portfolio — $2.6 billion Other Investments — $558 million

22 ($ in m illi on s) Compensation Expense $17.6 $17.7 $21.1 $16.5 $17.4 Legacy Financial Guarantee Specialty P&C Insurance Distribution Corporate & Other 2Q2023 3Q2023 4Q2023 1Q2024 2Q2024 $— $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 $16.0 $18.0 $20.0 $22.0 ($ in m ill io ns ) Non-Compensation Expense $18.4 $31.5 $13.6 $19.2 $30.0 Legacy Financial Guarantee Specialty P&C Insurance Distribution Corporate & Other 2Q2023 3Q2023 4Q2023 1Q2024 2Q2024 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 General And Administrative Expenses 1. 2Q24 Non-Compensation expense includes costs related to the acquisition of Beat Capital and sale of AAC totaling $15.6 million.

23 Pro-forma Impact of AAC Sale 1. Excludes any impact related to the acquisition of Beat Capital 2. Excludes impact of transaction expenses 3. Preliminary estimate subject to change 4. Bases on a 45.2 million share count as of June 30, 2024 (in millions) 2Q24 Actual 2Q24 Pro-Forma3 % Change Total assets $8,184 $1,505 (82) % Loss and loss adjustment expense reserves $890 $286 (68) % Long-term debt $1,015 $— (100) % Adjustable Market Preferred “AMPS” $115 $— (100) % Insured net par outstanding “NPO” $18,700 $— (100) % Book value2 $1,368 $849 (38) % Book Value per Share2,4 $30.25 $18.78 (38) % Tangible Book Value2 $1,013 $720 (29) % Tangible Book Value per Share2,4 $22.41 $15.93 (29) % Debt/Equity % 74% — % (100) % Reserves/Equity % 65% 34% (48) % Ambac’s balance sheet will materially de-risk post AAC sale; will complete shift to a capital-light business

Non-GAAP Reconciliations

25 Non-GAAP Financial Data In addition to reporting the Company’s quarterly financial results in accordance with GAAP, the Company is reporting non-GAAP financial measures: EBITDA, Adjusted Net Income and Adjusted Book Value. These amounts are derived from our consolidated financial information, but are not presented in our consolidated financial statements prepared in accordance with GAAP. We present non-GAAP supplemental financial information because we believe such information is of interest to the investment community, and that it provides greater transparency and enhanced visibility into the underlying drivers and performance of our businesses on a basis that may not be otherwise apparent on a GAAP basis. We view these non-GAAP financial measures as important indicators when assessing and evaluating our performance on a segmented and consolidated basis and they are presented to improve the comparability of our results between periods by eliminating the impact of the items that may not be representative of our core operating performance. These non-GAAP financial measures are not substitutes for the Company’s GAAP reporting, should not be viewed in isolation and may differ from similar reporting provided by other companies, which may define non-GAAP measures differently. Adjusted Net Income (Loss) reconciliation see slide 26 EBITDA reconciliation see slide 27 Adjusted Book Value reconciliation see slide 29 Adjusted Book Value for LFG segment reconciliation see slide 30 Ambac Non-GAAP Financial Data

Ambac Non-GAAP Financial Data - Adjusted Net Income (Loss)

The following table reconciles net income attributable to common stockholders to the non-GAAP measure, adjusted net income (loss), for the periods listed:

($ in millions, except per share amounts)	2Q2024		1Q2024		4Q2023		3Q2023		2Q2023		FY2023		FY2022	
	$ Amount	P.D.S	$ Amount	P.D.S	$ Amount	P.D.S	$ Amount	P.D.S	$ Amount	P.D.S	$ Amount	P.D.S	$ Amount	P.D.S
Net income (loss) attributable to common shareholders	$ (0.7)	$ (0.02)	$ 20.1	$ 0.43	$ (15.7)	$ (0.24)	$ 65.9	$ 1.41	$ (13.1)	$ (0.29)	$ 3.6	$ 0.18	$ 522.4	$ 11.31
Adjustments:														
Net investment (gains) losses, including impairments	(3.6)	(0.08)	(0.6)	(0.01)	15.5	0.34	(0.8)	(0.02)	3.4	0.07	22.5	0.49	(31.5)	(0.68)
Intangible amortization	8.2	0.18	12.5	0.26	8.3	0.18	7.2	0.15	6.5	0.14	28.9	0.62	46.8	1.01
Litigation costs	4.7	0.10	6.3	0.13	3.5	0.07	20.6	0.44	7.6	0.17	40.6	0.87	33.1	0.71
Foreign exchange (gains) losses	0.3	0.01	0.4	0.01	(0.9)	(0.02)	0.5	0.01	(0.1)	—	(0.8)	(0.02)	2.7	0.06
Workforce change costs	(0.1)	—	0.1	—	0.2	—	0.2	—	(0.1)	—	1.1	0.02	1.3	0.03
Net (gain) loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	—	(81.3)	(1.75)
Pretax adjusted net income (loss)	$ 8.7	$ 0.19	$ 38.8	$ 0.82	$ 10.8	$ 0.33	$ 93.6	$ 1.99	$ 4.3	$ 0.09	$ 95.8	$ 2.16	$ 493.6	$ 10.69
Income tax effects	(0.2)	(0.01)	(0.1)	—	(0.4)	(0.01)	0.3	0.01	(0.7)	(0.02)	(1.6)	(0.03)	2.0	0.04
Net (gains) attributable to noncontrolling interests	(0.2)	—	(0.2)	—	(0.2)	—	(0.2)	—	(0.2)	—	(0.8)	(0.02)	(0.6)	(0.01)
Adjusted net income (loss) [1]	$ 8.3	$ 0.18	$ 38.5	$ 0.82	$ 10.2	$ 0.32	$ 93.6	$ 2.00	$ 3.4	$ 0.07	$ 93.4	$ 2.11	$ 495.0	$ 10.72

1. Numbers may not add due to rounding

26

Ambac

27 Legacy Financial Guarantee Insurance Specialty Property & Casualty Insurance Insurance Distribution Corporate & Other Consolidated Three Months Ended June 30, 2024 Net income (loss) (1) $ 10.5 $ (1.1) $ 1.3 $ (11.3) $ (0.5) Adjustments: Interest expense 16.0 — — — 16.0 Income taxes 2.5 — — — 2.5 Depreciation 0.2 — — 0.3 0.5 Amortization of intangible assets 7.0 — 1.1 — 8.2 EBITDA (2) $ 36.3 $ (1.1) $ 2.4 $ (11.0) $ 26.6 Three Months Ended June 30, 2023 Net income (loss) (1) $ (9.3) $ (0.1) $ 0.6 $ (4.3) $ (13.0) Adjustments: Interest expense 16.0 — — — 16.0 Income taxes 1.6 — — 0.4 1.9 Depreciation 0.4 — — — 0.4 Amortization of intangible assets 5.5 — 1.0 — 6.5 EBITDA (2) $ 14.2 $ (0.1) $ 1.6 $ (3.8) $ 11.8 EBITDA Reconciliation 1. Net income (loss) is prior to the impact of noncontrolling interests. 2. EBITDA is prior to the impact of noncontrolling interests and relates to subsidiaries where Ambac does not own 100% in the amounts of $0.4 and $0.3 for the three months ended June 30, 2024 and 2023, respectively. These noncontrolling interests are primarily in the Insurance Distribution segment. The following table reconciles Net income (loss) to the non-GAAP measure EBITDA as of each date presented:

28 Beat EBITDA Reconciliation US/GBP Converstion Rate 1.24364 1.23756 1.37576 2023 2022 2021 Net income (loss) (1) £ 8,963 £ 7,997 £ 25,914 Adjustments: Interest expense 245 — — Income taxes 4,220 3,655 1,979 Depreciation 100 60 — Amortization of intangible assets 255 — — P&L on Disposal of operations (2) — — (19,154) Estimated US GAAP Adjusted EBITDA (£ GBP) £ 13,783 £ 11,712 £ 8,739 Estimated US GAAP Adjusted EBITDA ($ USD) $ 17,141 $ 14,494 $ 12,023 (1) Net income (loss) and estimated US GAAP Adjusted EBITDA is prior to the impact of noncontrolling interests. (2) Removing consideration for the sale of MGA Tarian for a comparative view of business

29 1. Numbers may not add due to rounding June 30, 2024 March 31, 2024 December 31, 2023 September 30, 2023 June 30, 2023 ($ in millions, except per share data) $ Amount Per Share $ Amount Per Share $ Amount Per Share $ Amount Per Share $ Amount Per Share Total Ambac Financial Group, Inc. Shareholders' Equity $ 1,368.1 $ 30.25 $ 1,365.2 $ 30.19 $ 1,361.7 $ 30.13 $ 1,265.2 $ 28.00 $ 1,249.9 $ 27.59 Adjustments: Insurance intangible asset (226.2) (5.00) (233.1) (5.16) (245.1) (5.43) (249.1) (5.51) (258.2) (5.70) Net unearned premiums and fees in excess of expected losses 156.6 3.46 153.7 3.40 162.1 3.59 154.5 3.42 163.6 3.61 Net unrealized investment (gains) losses in Accumulated Other Comprehensive Income 23.3 0.52 27.2 0.60 20.2 0.45 89.9 1.99 66.6 1.47 Adjusted book value $ 1,321.8 $ 29.23 $ 1,313.1 $ 29.03 $ 1,298.9 $ 28.74 $ 1,260.5 $ 27.90 $ 1,222.0 $ 26.97 Shares outstanding (in millions) 45.2 45.2 45.2 45.2 45.3 Ambac Non-GAAP Financial Data - Adjusted Book Value The following table reconciles Total Ambac Financial Group, Inc. stockholders’ equity to the non-GAAP measure adjusted book value as of each date presented:

30 ($ in millions) 2Q2024 1Q2024 4Q2023 3Q2023 Ambac’s Shareholders' Equity (Legacy Financial Guarantee Insurance Segment) 1 $ 939.5 $ 928.3 $ 923.2 $ 835.9 Adjustments: Insurance intangible asset (226.2) (233.1) (245.1) (249.1) Net unearned premiums and fees in excess of expected losses 156.6 153.7 162.1 154.5 Net unrealized investment (gains) losses in Accumulated Other Comprehensive Income 10.5 20.7 14.0 80.0 Adjusted book value (Legacy Financial Guarantee Insurance Segment) $ 880.4 $ 869.7 $ 854.2 $ 821.2 LFG Segment Non-GAAP Financial Data - Adjusted Book Value The following table reconciles Stockholders’ equity of the subsidiaries in the Financial Guarantee Insurance Segment to the non-GAAP measure adjusted book value: 1. See slide 20 for a reconciliation to GAAP equity

31 Where to Find Additional Information This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed sale of AAC to Oaktree Capital Management by AFG (the “proposed transaction”). In connection with the proposed transaction, AFG has filed a preliminary proxy statement with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of AFG. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the proxy statement (when available) and other documents filed by AFG with the SEC at http://www.sec.gov. Free copies of the proxy statement and AFG’s other filings with the SEC may also be obtained from AFG. Free copies of documents filed with the SEC by AFG will be made available free of charge on AFG’s investor relations website at https://ambac.com/investor-relations/investor-overview/ default.aspx. Participants in the Solicitation AFG and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of AFG is set forth in its definitive proxy statement, which was filed with the SEC on April 26, 2024. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed transaction when they become available. Additional Information

32 Ambac Financial Group, Inc. (“Ambac” or “AFG”) is a specialty insurance holding company headquartered in New York City. Ambac’s core business is a growing specialty P&C distribution and underwriting platform. Ambac also has a legacy financial guarantee business in run-off which we have agreed to sell to funds managed by Oaktree Capital Management pending regulatory and shareholder approval. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information. For more information, please go to www.ambac.com. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Contact Charles J. Sebaski Managing Director, Investor Relations (212) 208-3222 ir@ambac.com About Ambac